UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report: January 31, 2008
WSB Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Washington (State of incorporation or organization)	001-33188 (Commission File Number)	20-3153598 (I.R.S. Employer Identification No.)

607 Pacific Avenue Bremerton, Washington (Address of principal executive offices)	98337 (Zip Code)
Registrant’s telephone number, including area code: (360) 405-1200

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On February 1, 2008, WBC Financial Group, Inc. (the “Company”) issued a press release announcing its earnings and financial results for the fiscal quarter ended September 30, 2007, its preliminary financial results for the fiscal quarter and year ended December 31, 2007, and the filing of its quarterly report on Form 10-Q, which includes the results of the completion of an independent loan evaluation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The information furnished in this Item 2.02 and the press release attached hereto as Exhibit 99.1 is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibit hereto) is not to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of this Form 8-K, regardless of any general or specific incorporation language in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) The Company announced today, February 1, 2008, that David K. Johnson (“Johnson”) resigned as a member of the Board of Directors of the Company and its subsidiary, Westsound Bank, effective January 31, 2008, and that Johnson will be stepping down as president and chief executive officer of the Company and its subsidiary, Westsound Bank after an interim period.
     (e) The Company has entered into a Separation Agreement and Release dated January 31, 2008 (the “Agreement”) with Johnson replacing his Employment Agreement. Under the terms of the Agreement, Johnson will continue to serve as president and chief executive officer of the Company until the Separation Date, as that term is defined in the Agreement. Subject to a competition restriction, the Company has agreed to pay Johnson, commencing on the Separation Date, a severance payment equal to six months of his base compensation.
     A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 7.01 Regulation FD Disclosure.
     The press release referred to under Items 2.02 and 5.02 above and filed as Exhibit 99.1 hereto includes disclosure relating to the Company’s earnings and financial results for the fiscal quarter ended September 30, 2007, and preliminary financial results for the fiscal quarter and year ended December 31, 2007. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The information contained herein, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibit hereto) is not to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of this Form 8-K, regardless of any general or specific incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description
99.1	Press Release, issued February 1, 2008, regarding earnings for the quarter ended September 30, 2007 and preliminary financial results for the quarter and year ended December 31, 2007, and the resignation of Johnson as director.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

WSB FINANCIAL GROUP, INC.
(Registrant)
February 1, 2008	/s/ Mark D. Freeman
(Date)	Mark D. Freeman
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, issued February 1, 2008, regarding earnings for the quarter ended September 30, 2007 and preliminary financial results for the quarter and year ended December 31, 2007, and the resignation of Johnson as director.

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